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                              SPECTRAN CORPORATION

                                                                  EXHIBIT 10.106

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY AND SUBJECT TO A CONVERSION AGREEMENT AMONG SPECTRAN CORPORATION, ALLEN & COMPANY INCORPORATED, RICHARD A.M.C. JOHNSON AND PATRICK E. BRAKE DATED AS OF NOVEMBER 8, 1990 AND ON FILE AT THE OFFICES OF THE COMPANY.

Void after August 14, 1999      Right to Purchase 150,000 Shares of Common Stock
                                 (subject to adjustment) of SpecTran Corporation

     SPECTRAN CORPORATION

     COMMON STOCK PURCHASE WARRANT

SPECTRAN CORPORATION (the "Company"), a Delaware corporation, hereby certifies that, for value received, ALLEN & COMPANY INCORPORATED, or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on or from time to time after August 14, 1990 and before 5:00 P.M., New York City time, on August 14, 1999, 150,000 fully paid and non-assessable shares of Common Stock of the Company, at the price per share (the "Purchase Price") of $2.00. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

     This Common Stock Purchase Warrant (the "Warrant") is issued to Allen & Company Incorporated as of November 8, 1990 and evidencing the right to purchase an aggregate of not more than 150,000 shares of Common Stock of the Company, subject to adjustment as provided herein. These are the remaining shares from a Warrant to purchase 350,000 shares which was exercised, in part, for 200,000 shares, on February 18, 1997. 150,000 of these shares was originally subject to a warrant issued August 14, 1981 and another 100,000 of these shares was originally subject to a warrant issued August 14, 1986; both warrants were amended and incorporated into this Warrant in accordance with the Conversion Agreement (defined below).

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

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                              SPECTRAN CORPORATION


     (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized upon the Original Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

     (c) "Conversion Agreement" shall mean the Conversion Agreement among SpecTran Corporation, Allen & Company Incorporated ("Allen"), Richard A.M.C. Johnson ("Johnson"), 145 La Vereda Road, Santa Barbara, California 93108, and Patrick E. Brake ("Brake"), 711 Fifth Avenue, New York, New York 10022, dated as of November 8, 1990.

     (d) The "Original Issue Date" is November 8, 1990, the date as of which the Warrants were first issued.

     (e) The term "Other Securities" refers to any stock other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to section 7 or otherwise.

     (f) The terms "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, to permit the disposition of Common Stock (or Other Securities) issued or issuable upon the exercise of Warrants, and any post-effective amendment and supplements filed or required to be filed to permit any such disposition.

     (g) The term "Securities Act" means the Securities Act of 1933 as the same shall be in effect at the time.

     (h) The term "Warrants" shall mean, collectively, the warrant held by Allen to purchase 350,000 shares of Common Stock (individually, the "Allen Warrant"), the warrant held by Johnson to purchase 30,000 shares of Common Stock (individually, the "Johnson Warrant"), and the warrant held by Brake to purchase 20,000 shares of Common Stock (individually, the "Brake Warrant"). The term "Warrant" shall mean the warrant evidenced by this document.


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                              SPECTRAN CORPORATION


     1. Registration, etc.

          1.1 In the event that the Company proposes, at any time within the four year period commencing one year from the Original Issue Date, to file a registration statement (including a registration statement to be filed under subparagraph 1.2 hereof) on a general form of registration under the Securities Act and relating to securities issued or to be issued by it, or if the Company has filed such a registration statement and proposes to file a post-effective amendment thereto within the four year period described in the first clause of this sentence, then it shall give written notice of such proposal to Allen. If, within thirty (30) days after the giving of such notice, Allen shall request in writing that all or any of such Common Stock or Other Securities issued or issuable upon exercise of the Warrants be included in such proposed registration, the Company will, at its own expense, also register such securities as shall have been requested by Allen in writing; provided, however, that:

     (a) the record owners of such securities shall deliver to the Company a statement in writing from the beneficial owners of such securities that they bona fide intend to sell, transfer or otherwise dispose of such securities;

     (b) the Company shall not be required to include any of such securities if, by reason of such inclusion, the Company shall be required to prepare and file a registration statement on a form promulgated by the Securities and Exchange Commission substantially differed from that which the Company otherwise would use;

     (c) such record and/or beneficial owners shall cooperate with the Company in the preparation of registration statement to the extent required to furnish information concerning such owners therein; and

     (d) if any underwriter or managing agent is purchasing or arranging for the sale of the securities then being offered by the Company under such registration statement, then such record and/or beneficial owners
          (i) shall agree to have the securities being so registered sold to or by such underwriter or managing agent on terms substantially equivalent to the terms at which the Company is selling the securities so registered, or (ii) shall delay the sale of such securities for the 30 day period commencing with the effective date of the registration statement, provided that, if such owner elects, alternative (i) and if the underwriter or managing agent shall in good faith object to the sale at that time of such securities, then the sale of such securities may be delayed for a period not to exceed 90 days from the effective date of such registration statement.

          1.2 After one year from the Original Issue Date, but prior to the expiration of four years from the date thereof, the Company will, upon the written request of Allen, prepare and file as promptly as is reasonably possible upon being furnished with the requisite information

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                              SPECTRAN CORPORATION

for such purpose, and use its reasonable best efforts to make effective, at the expense of the registered owners of Warrants and/or shares of Common Stock issued upon the exercise of the Warrants which are the subject of Allen's request, a registration statement (but only two) covering such Common Stock or Other Securities issued or issuable upon exercise of such Warrants requested to be sold by Allen.

          1.3 In connection with the filing of a registration statement pursuant to subsections 1.1 or 1.2 of this section 1, the Company shall:

     (a) notify Allen as to the filing thereof and of all amendments thereto filed prior to the effective date of said registration statement;

     (b) notify Allen promptly after it shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

     (c) prepare and file any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with section 10(a)(3) of the Securities Act or advisable in connection with the proposed distribution of the securities by the owners thereof;

     (d) use its reasonable best efforts to qualify the shares of Common Stock or Other Securities being so registered for sale under the securities or blue sky laws of not more than eight states as Allen may designate in writing and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition to the qualification of such securities;

     (e) notify Allen of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

     (f) undertake to keep said registration statement and prospectus effective for a period of nine months after such shares of Common Stock first become free to be sold under such registration statement;

     (g) furnish to Allen as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this paragraph 1, all in such quantities as Allen may from

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                              SPECTRAN CORPORATION


          time to time reasonably request. The Company shall furnish to Allen without cost one set of the Exhibits to such registration statement.

          1.4 The record owners of the shares of Common Stock or Other Securities being so registered agree to pay all of the underwriting discounts and commissions, transfer taxes, registration fees and their own counsel fees with respect to the securities owned by them and being registered. The Company agrees that the costs and expenses which it is obligated to pay in connection with a registration statement to be filed pursuant to subsection 1.1 above, and the record owners agree that the costs and expenses which they are obligated to pay in connection with a registration statement to be filed pursuant to subsection 1.2 above, include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of its accountants and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in not more than eight states, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to Allen.

          1.5 The Company agrees to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities Act) for such record owners in connection with the filing of a registration statement pursuant to subsections 1.1 or 1.2 hereof.

          1.6 In the event that the Company shall file any registration statement including therein all or any part of shares of Common Stock or Other Securities issued or issuable upon exercise of the Warrants, the Company and each record and/or beneficial owner of such securities shall enter into an appropriate cross-indemnity agreement whereby each such owner shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such owner or such controlling person expressly for use in such registration statement.

     2. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Common Stock (or Other
Securities) previously issued upon the exercise of Warrants, such Warrant or Common Stock (or Other Securities) shall not be registered under the Securities Act, the Company may require, as a condition or allowing such exercise, transfer or exchange, that the owner or transferee of such Warrant or Common Stock (or Other Securities), as the case may be, furnish to the Company a satisfactory opinion of counsel to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act, provided that the disposition thereof shall at all times be within the

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                              SPECTRAN CORPORATION


control of such owner or transferee, as the case may be, and provided further that nothing contained in this section 2 shall relieve the Company from complying with any request for registration pursuant to section 1 hereof. Allen or its assigns, Johnson or his assigns, and Brake or his assigns, as the case may be, in each case as the first holder of his or its Warrant represents to the Company that he or it is acquiring the Warrant for investment and not with a view to the distribution thereof.

     3. Right of First Refusal. The Allen Warrant and Common Stock (or Other Securities) previously issued upon the exercise of the Allen Warrant shall be subject to the right of first refusal and other procedures contained in Section
3. of the Conversion Agreement.

     4. Exercise of Warrant; Partial Exercise.

          4.1 Exercise in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the holder thereof by surrender of the Warrant, with the form of subscription at the end hereof duly executed by such holder, to the Company at its principal office in Sturbridge, Mass., accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of the Warrant (without giving effect to any adjustment therein) by the Purchase Price.

          4.2 Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in subsection 4.1 except that the amount payable by the holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated by the holder in the subscription at the end hereof by (b) the Purchase Price. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the holder thereof a new warrant or warrants of like tenor, in the name of the holder thereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of the partially exercised warrant minus the number of such shares designated by the holder in the subscription at the end hereof.

          4.3 Company to Reaffirm Obligations. The Company will, at the time of any exercise of this Warrant, upon the request of the holder thereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including, without limitation, any right to registration of the shares of Common Stock or Other Securities issued upon such exercise) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford such holder any such rights.

     5.  Delivery  of  Stock  Certificates,   etc.,  on  Exercise.  As  soon  as
practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the

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                              SPECTRAN CORPORATION


Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to section 6 or otherwise.

     6. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc.In case at any time or from time to time after the Original Issue Date the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

     (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

     (b) any cash paid or payable (including, without limitation, by way of dividend), except out of earned surplus of the Company, or

     (c) other or additional (or less) stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the holder of this Warrant, upon the exercise hereof as provided in section 4, shall be entitled to receive the amount of stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this section 6) which such holder would hold on the date of such exercise if on the Original Issue Date it had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional (or less) stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this section 6) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by section 7 and 8 hereof.

     7. Reorganization, Consolidation, Merger, etc.

          7.1 General.  In case the Company after the Original  Issue Date shall
(a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company within 24 months from the date of such transfer, then, in each such case, the holder of this Warrant, upon the exercise hereof as provided in section 4 at any time after the consummation of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Common Stock

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                              SPECTRAN CORPORATION


(or Other Securities) issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in section 6 and 8 hereof.

     The Company agrees that in the event that it effects a consolidation with or merger into any other person, it shall be a condition of such consolidation or merger that the resulting entity agree to register all shares or other shares or other securities under the Securities Act of 1933 so that all persons receiving shares in the consolidation or merger shall be free to sell said shares pursuant to an effective registration statement immediately after the consolidation or merger.

          7.2 Warrant to Continue in Full Force and Effect. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) pursuant to section 7.1 this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger, transfer or dissolution, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant.

     8. Other Adjustments.

          8.1 General. In any case to which sections 6 and 8 hereof are not applicable, where the Company shall issue or sell shares of its Common Stock after the Original Issue Date, other than shares issued or sold in connection with options or rights granted pursuant to the Company's Incentive Stock Option Plan (or any similar plan it might adopt), without consideration or for a consideration per share less than the Purchase Price in effect pursuant to the terms of this Warrant at the time of issuance or sale of such additional shares, except where such shares are issued or sold pursuant to the exercise of any warrant or option or issued prior to the date of this Warrant, then the Purchase Price in effect hereunder shall simultaneously with such issuance or sale be reduced to a price determined by dividing (1) an amount equal to (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Purchase Price in effect hereunder at the time of such issuance or sale, plus (b) the consideration, if any, received by the Company upon such issuance or sale by (2) the total number of shares of Common Stock outstanding immediately after issuance or sale of such additional shares.

          8.2 Convertible Securities. In case the Company shall issue or sell any securities convertible into Common Stock of the Company ("Convertible Securities") after the date hereof, other than shares issued or sold in connection with options or rights granted pursuant to the Company's Incentive Stock Option Plan (or any similar plan it might adopt), there shall be determined the price per share for which Common Stock is issuable upon the conversion or exchange thereof, such determination to be made by dividing (a) the total amount

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                              SPECTRAN CORPORATION


received or receivable by the Company as consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the maximum number of shares of Common Stock of the Company issuable upon the conversion or exchange of all of such Convertible Securities.

     If the price per share so determined shall be less than the applicable Purchase Price per share, then such issue or sale shall be deemed to be an issue or sale for cash (as of the date of issue or sale of such Convertible Securities) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such Convertible Securities shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration, if any, to the Company, or in the rate of exchange, upon the conversion or exchange thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided further, that upon the expiration of such rights of conversion or exchange of such Convertible Securities, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were issued or sold upon the conversion or exchange of such Convertible securities, and that they were issued or sold for the consideration actually received by the Company upon such conversion or exchange, plus the consideration, if any, actually received by the Company for the issue or sale of all of such Convertible Securities which shall have been converted or exchanged.

          8.3 Rights and Options. In case the Company shall grant any rights or options, other than options or rights granted pursuant to the Company's Incentive Stock Option Plan (or any similar plan it might adopt), to subscribe for, purchase or otherwise acquire Common Stock, there shall be determined the price per share for which Common Stock is issuable upon the exercise of such rights or options, such determination to be made by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, by (b) the maximum number of shares of Common Stock of the Company issuable upon the exercise of such rights or options.

     If the price per share so determined shall be less than the applicable Purchase Price per share, then the granting of such rights or options shall be deemed to be an issue or sale for cash (as of the date of the granting of such rights or options) of such maximum number of shares of Common Stock at the price per share so determined, provided that, if such rights or options shall by their terms provide for an increase or increases, with the passage of time, in the amount of additional consideration payable to the Company upon the exercise thereof, the adjusted purchase price per share shall, forthwith upon any such increase becoming effective, be readjusted to reflect the same, and provided, further, that upon the expiration of such rights or options, if any thereof shall not have been exercised, the adjusted Purchase Price per share shall forthwith be readjusted and thereafter be the price which it would have been had an adjustment been made on the basis that the only shares of Common Stock so issued or sold were those issued or sold upon the exercise of such rights or options and that they were issued or sold for the consideration

                              SPECTRAN CORPORATION


actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such right or options, whether or not exercised.

     9. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

     10. Accountant's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of the Warrants, the Company at its expense will promptly cause the Company's regularly retained auditor to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, and the number of shares of Common Stock outstanding or deemed to be outstanding. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant.

     11. Notices of Record Date, etc. In the event of

     (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus of the Company) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

     (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

     (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

     (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than (i) in connection with the Company's Incentive Stock Option Plan (or any similar plan it might adopt), or
          (ii) the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take

                              SPECTRAN CORPORATION


          place, and the time, if any, as of which the holder of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date therein specified.

     12. Reservation of Stock, etc. Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of the Warrants.

     13. Listing on Securities Exchanges; Registration. If the Company at any time shall list any Common Stock on any national securities exchange and shall register such Common Stock under the Securities Exchange Act of 1934 (as then in effect, or any similar statue then in effect), the Company will, at its expense, simultaneously list on such exchange, upon official notice of issuance upon the exercise of the Warrants, and maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrants; and the Company will so list on any national securities exchange, will so register and will maintain such listing of, any Other Securities if and at the time that any securities of like class or similar type shall be listed on such national securities exchange by the Company.

     14. Exchange of Warrants. Subject to the provisions of paragraph 2 hereof, upon surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its own expense will issue and deliver to or upon the order of the holder thereof a new warrant or warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of common Stock called for on the face or faces of the warrant or warrants so surrendered.

     15. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction of mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

                              SPECTRAN CORPORATION


     16. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) upon the exercise of the Warrants pursuant to section 4, exchanging Warrants pursuant to section 14, and replacing Warrants pursuant to section 15, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     17. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     18. Negotiability, etc. This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

     (a) subject to the provisions hereof, title to this Warrant may be transferred by endorsement (by the holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

     (b) subject to the foregoing, any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

     (c) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     19. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such addresses as may have been furnished to the Company in writing by such holder, or, until and address is so furnished, to and at the address of the last holder of this Warrant who has so furnished an address to the Company.

     20. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with

                              SPECTRAN CORPORATION


and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     21. Extended Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., New York City time, on August 14, 1999, provided, however, that if the holders of Warrants issued hereunder have, in accordance with the terms hereof, requested a registration statement pursuant to subsection 1.2 hereof and such registration statement has not become effective prior to the expiration date of the right to exercise this Warrant, then the right to exercise this Warrant shall be extended and shall expire 30 days after the effective date of such registration statement.

     22. Assignability. This Warrant is fully assignable at any time.

Dated:

                                                   SPECTRAN CORPORATION

                                                   By__________________________

[Corporate Seal]

Attest:

___________________________
        Secretary

                              SPECTRAN CORPORATION


FORM OF SUBSCRIPTION

                  (To be signed only upon exercise of Warrant)

To:  SPECTRAN CORPORATION

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, * shares of Voting Common Stock of SpecTran Corporation, and herewith makes payment of $ thereof, and requests that the certificates for such shares be issued in the name of, and delivered to,
                  , whose address is

Dated:

                              _________________________________________________
                             (Signature must conform in all respects to name of
                                holder as specified on the face of the Warrant)

                              _________________________________________________
                                                    (Address)

--------
     * Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                              SPECTRAN CORPORATION


                               FORM OF ASSIGNMENT

                  (To be signed only upon transfer of Warrant)

          For value received, the undersigned hereby sells, assigns and transfers unto the right represented by the within warrant to purchase ** shares of Voting Common Stock of SpecTran Corporation which the within warrant relates, and appoints Attorney to transfer such right on the books of SpecTran Corporation with full power of substitution in the premises. The warrant being transferred hereby is one of an aggregate of 350,000 Common Stock Purchase warrants issued by SpecTran Corporation to Allen & Company Incorporated as of November 8, 1990.

Dated:

                              _________________________________________________
                             (Signature must conform in all respects to name of
                                holder as specified on the face of the Warrant)

                              _________________________________________________
                                                    (Address)


--------
     ** Signature guaranteed by a Bank or Trust Company having its principal office in New York City or by a Member Firm of the New York or American Stock Exchange.